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                                                                    Exhibit 99.2
                       CLARENT CORPORATION CONSENT FORM

iLocus hereby consents to the use of its research findings in Clarent Corporation's Registration Statement.

By:  /s/ Jahangir Raina
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Print Name:  JAHANGIR RAINA
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Title:  DIRECTOR
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Date:  23 June 1999
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                                      1.